AMENDMENT NO. 2
               TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("this Amendment"), dated as of March 10, 1998, among SWEETHEART CUP COMPANY INC. a Delaware corporation (the "Borrower"), SWEETHEART HOLDINGS INC., a Delaware corporation ("Holdings"), the lending institutions party hereto and BANKAMERICA BUSINESS CREDIT, INC., as Agent (the "Agent").

                  WHEREAS, the Borrower, Holdings, the lenders party thereto and the Agent entered into a certain Amended and Restated Loan and Security
Agreement, dated as of October 24, 1997, as amended (such agreement as so amended being referred to herein as the "Loan and Security Agreement"), pursuant to which such lenders have agreed, subject to certain terms and conditions, to make revolving advances to the Borrower and to issue or to cause the issuance of letters of credit for the account of the Borrower;

                  WHEREAS, the Borrower and Holdings desire to amend certain financial covenants and the defined term "Change of Control" in the Loan and Security Agreement;

                  WHEREAS, the Majority Lenders and the Agent are agreeable to such amendments, subject to the terms and conditions herein contained;

                  NOW, THEREFORE, the Borrower, Holdings, the Majority Lenders and the Agent hereby agree as follows:

                  SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan and Security Agreement.

                  SECTION 2. AMENDMENTS. The Loan and Security Agreement shall be, and upon the fulfillment of the conditions set forth in Section 3 hereof is, amended as follows:

                  2.1. The definition of "Adjusted Net Earnings from Operations" in Section 1.1 of the Loan and Security Agreement is amended by:

                  (a) adding the following proviso to the end of clause (a) thereof immediately before the semicolon:

                           "; provided that notwithstanding the foregoing, for purposes of testing the Fixed Charge Coverage Ratio for any Test Period ending on or after June 30, 1998, any gain arising from the sale of any capital assets (other than

                           "; provided that notwithstanding the foregoing, for purposes of testing the Fixed Charge Coverage Ratio for any Test Period ending on or after June 30, 1998, any gain arising from the sale of any capital assets (other than Credit Agreement Collateral) of Parent or any of its Subsidiaries permitted under Section 9.9 may be included in such net income if all of the net cash proceeds of such sale have been reinvested in any business of Parent or the Borrower permitted under Section 9.18"; and

                  (b)  deleting  the  last  sentence  of  such   definition  and
                  substituting the following therefor:

                           "For purposes of the Fixed Charge Coverage Ratio test set forth in Section 9.26, (i) Adjusted Net Earnings From Operations shall not include the one-time costs and expenses arising from (x) the transactions contemplated hereby on the Closing Date or in connection with the Divestiture or the sales permitted by Sections 9.9(iv) and (v)(C) or (y) with respect to Test Periods ending on or before March 31, 1998, the transfer and management of the Double Sided Poly (DSP) Cold Cup conversion program, (ii) with respect to Test Periods ending on or before March 31, 1998, any charge of the Borrower with respect to plant closings, consolidations and the transfer and management of the Double Sided Poly (DSP) Cold Cup conversion program after the Closing Date and related employee severance shall constitute an expense of the Borrower when such charge is actually paid in cash by the Borrower and not when such charge is accrued on the books and records of the Borrower and (iii) with respect to Test Periods ending on or after June 30, 1998, any charge of the Borrower with respect to employee severance resulting from early termination of employees of the Borrower shall constitute an expense of the Borrower when such charge is actually paid in cash by the Borrower and not when such charge is accrued on the books and records of the Borrower."

                  2.2.     The  definition  of  "Change  of  Control"  in
Section  1.1 of the  Loan  and  Security Agreement is amended by:

                  (a) deleting clauses (i) and (ii) thereof and substituting the following therefor:

                  " (i) Neither American Industrial Partners Capital Fund, L.P., a Delaware limited partnership ("AIP"), and/or SF Holdings Group, Inc., a Delaware corporation (the "Buyer"), shall, separately or collectively, be the record and Beneficial Owner (as defined below) of a majority in the aggregate of the total voting power of the Voting Stock (as defined below) of Parent, whether as a result of an issuance of securities of Parent, any merger, consolidation, liquidation or dissolution of Parent, any direct or indirect transfer of securities or otherwise; or

                           (ii) Neither AIP and/or the Buyer  shall,  separately
                  or collectively,  have
                  the right or ability, by voting power, contract or otherwise, to elect or designate for election a majority of the Board of Directors (as defined below) of Parent; or " and

                  (b) deleting the period at the end of clause (v) thereof, substituting ";or " therefor and adding the following clauses after such clause
(v):

                           "(vi) None of AIP,  Dennis  Mehiel  and/or any one or
                  more trusts, corporations, partnerships, limited liability companies or other entities in which Dennis Mehiel has a Beneficial Ownership interest of a majority in the aggregate of the total voting power of such entity (each, a "Controlled Entity") shall, separately or collectively, be the record and Beneficial Owner of a majority in the aggregate of the total voting power of the Voting Stock of the Buyer, whether as a result of an issuance of securities of the Buyer, any merger, consolidation, liquidation or dissolution of the Buyer, any direct or indirect transfer of securities or otherwise; or

                           (vii) None of AIP,  Dennis  Mehiel and/or one or more
                  Controlled Entities shall, separately or collectively, have the right or ability, by voting power, contract or otherwise, to elect or designate for election a majority of the Board of Directors of the Buyer."

                  2.3. The  definition of "Fixed  Charge  Component " in Section
1.1 of the Loan and Security Agreement is amended by adding the clause ", for the calculation of the Fixed Charge Coverage Ratio for Test Periods ending on or before March 31, 1998," immediately before the phrase "Capital Expenditures paid for by the Borrower with cash proceeds from the sale of assets" in clause (iii) thereof.

                  2.4. Section 9.23 of the Loan and Security Agreement is deleted in its entirety and the following shall be substituted therefor:

                           "9.23 Capital Expenditures. Neither Parent nor any of its Subsidiaries shall make or incur any Capital Expenditures in any Fiscal Year set forth below if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Parent and its Subsidiaries on a consolidated basis during such Fiscal Year shall exceed the amount set forth below opposite such Fiscal year:

                                    Fiscal Year                  Amount

                                    1998                         $47,000,000
                                    1999                         $50,000,000
                                    2000                         $47,000,000

                           The Borrower will use its commercially reasonable best efforts to use the net proceeds (but in any event shall use not less than 75% of the net proceeds) of each sale of Secured Note Collateral permitted pursuant to Sections 9.9(ii), (iii) and
                           (iv) to incur Capital Expenditures, to the extent otherwise permitted under this Section. The Borrower agrees to promptly notify the Agent of any such sale and the amount of net proceeds to be derived from each such sale."

                  2.5. Section 9.26 of the Loan and Security Agreement is amended by deleting in its entirety the schedule contained therein and substituting the following schedule therefor:

                           "Fiscal Quarter Ending             Ratio

                           December 31, 1997                  .15/1
                           March 31, 1998                     .15/1
                           June 30, 1998                      .54/1
                           September 30, 1998                 .64/1
                           December 31, 1998                  .64/1
                           March 31, 1999                     .64/1
                           June 30, 1999                      .66/1
                           September 30, 1999                 .67/1
                           December 31, 1999                  .69/1
                           March 31, 2000                     .70/1
                           June 30, 2000                      .73/1
                           September 30, 2000                 .76/1 "

                  2.6. Section 11.1 of the Loan and Security Agreement is amended by (i) deleting the word "or " at the end of clause (p) thereof, (ii) deleting the period at the end of clause (q) thereof and substituting therefor ";or " and (iii) adding the following clause (r) thereto:

                           "(r) there shall occur any of the events, acts or conditions described in Section 6 of the Waiver dated January 21, 1998 by the Lenders to the Borrower and Parent or any of the waivers or other agreements of the Majority Lenders in such Waiver shall be revoked or of no further force or effect as contemplated by such Section 6; or the Borrower or Parent shall breach any agreement made by it under such Waiver."

                  SECTION  3.   EFFECTIVENESS.   This  Amendment   shall  become
effective only after satisfaction of the following conditions:

                           (a)  the  Agent  shall  have   received  an  original
                  counterpart   hereof  duly   executed  and  delivered  by  the
                  Borrower, Holdings, the Majority Lenders and the Agent;

                           (b) SF Holdings Group, Inc. (the "Buyer ") shall have
                  acquired shares of the outstanding capital stock of Holdings representing 90% of the outstanding shares of capital stock of Holdings and 48% of the outstanding Voting Stock of Holdings pursuant to and in accordance with the terms of the Investment Agreement, dated as of December 29, 1997, among the stockholders of Holdings immediately prior to such acquisition, Creative Expressions Group, Inc. and the Buyer as in effect on the date of execution thereof; and

                           (c) No Default or Event of Default shall have occurred and be continuing.

                  SECTION 4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 5. REFERENCES TO LOAN AND SECURITY AGREEMENT. From and after the effectiveness of this Amendment and the amendments contemplated hereby, all references in the Loan and Security Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Loan and Security Agreement, as amended and modified by this Amendment, and all references in other documents to the Loan and Security Agreement shall mean such agreement as amended and modified by this Amendment.

                  SECTION 6. RATIFICATION AND CONFIRMATION. The Loan and Security Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. Each of the Borrower and Holdings represents and warrants that (i) all representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations or warranties expressly related to a specified prior date) and (ii) there exists no Default or Event of Default.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                         SWEETHEART CUP COMPANY INC.


                                         By:   /s/ Roger A. Lindahl
                                               ------------------------------
                                         Name:  Roger Lindahl
                                         Title:  Vice President and Treasurer




                                         SWEETHEART HOLDINGS INC.


                                         By:   /s/ Roger A. Lindahl
                                               ------------------------------
                                         Name:  Roger Lindahl
                                         Title:  Vice President and Treasurer




                                         BANKAMERICA BUSINESS CREDIT, INC.
                                         Individually and as Agent


                                         By:   /s/ Louis Alexander
                                               ------------------------------
                                         Name:  Louis Alexander
                                         Title:  Vice President




                                         CONGRESS FINANCIAL CORPORATION


                                         By:   /s/ Janet S. Last
                                               ------------------------------
                                         Name:  Janet S. Last
                                         Title:  Vice President

                                         TRANSAMERICA BUSINESS CREDIT
                                           CORPORATION


                                         By:   /s/ Michael S. Burns
                                               ------------------------------
                                         Name:  Michael S. Burns
                                         Title:  Senior Vice President




                                         MELLON BANK, N.A.


                                         By:   /s/  Eric Serenkin
                                               ------------------------------
                                         Name:  Eric Serenkin
                                         Title:  Vice President




                                         AT&T COMMERCIAL FINANCE
                                           CORPORATION


                                         By:   /s/ James M. Vandervalk
                                               ------------------------------
                                         Name:  James M. Vandervalk
                                         Title:  Vice President